UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2005
                                                 -------------------------------

                          WHITNEY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)

  Louisiana                         0-1026                    72-6017893
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 (State of                 (Commission File Number)         (IRS Employer
incorporation)                                            Identification No.)

           228 St. Charles Avenue, New Orleans, Louisiana        70130
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              (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230-.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure

         On May 10, 2005, Whitney Holding Corporation made a presentation at the Gulf South Banking Conference in New Orleans, Louisiana. A copy of the visual presentation is furnished herewith as Exhibit 99.1.

Item 9.01         Financial Statement and Exhibits

         (c) Exhibits

                  99.1 Visual Presentation by Whitney Holding Corporation at the Gulf South Banking Conference in New Orleans, Louisiana



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHITNEY HOLDING CORPORATION


                                     By:/s/Thomas L. Callicutt, Jr.
                                        ----------------------------------------
                                        Thomas L. Callicutt, Jr.
                                        Executive Vice President
                                        and Chief Financial Officer


                                        Date:      May 10, 2005
                                             -----------------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                      Description
-------                                     -----------
99.1 Visual Presentation by Whitney Holding Corporation at the Gulf South Banking Conference in New Orleans, Louisiana